UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Large Cap Equity Fund

SEMIANNUAL REPORT June 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through June 30, 2021, as provided by Don Sauber and Thomas Lee, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2021, BNY Mellon Large Cap Equity Fund’s Class A shares achieved a total return of 14.21%, Class C shares returned 13.75%, Class I shares returned 14.38%, and Class Y shares returned 14.39%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 15.25% for the same period.2

U.S. equities posted strong gains over the reporting period as COVID-19 restrictions were eased, and previously stricken segments of the economy began to recover. Large-cap stocks generally underperformed their small- and mid-cap counterparts. The fund underperformed the Index largely due to disappointing stock selection in the consumer discretionary, energy and real estate sectors, although these were partly offset by relatively strong returns in health care and information technology, and by favorable allocation in the consumer discretionary, consumer staples and utilities sectors.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging market countries.

The fund invests primarily in large, established companies that the portfolio managers believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends, and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

Equities Gain as the Pandemic Wanes

Stocks gained ground as the coronavirus pandemic showed signs of easing during the first quarter of 2021. Although fresh lockdowns were enforced across several major economies, the accelerating rollout of COVID-19 vaccination programs and the promising results witnessed in the countries most advanced in this process bolstered the risk appetite of investors and encouraged them to discount wider economic reopening expected later in 2021. Among equities, strength shifted from momentum to value as investors once again took notice of quality and fundamentals rather than seeking growth at any price. Cyclical sectors saw the greatest gains, with energy stocks rising sharply on increasing oil and gas prices. By contrast, the influence of monetary accommodation, which undoubtedly provided critical support for financial asset prices, took a somewhat different turn. With reflation underway and an elevated pace of growth expected in the second half of the year, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus witnessed over the prior 12 months. This contributed to a sharp rise in government bond yields during the review period, with the long end of the U.S. Treasury market experiencing its worst quarter since 1980. The nature of fiscal stimulus also continued to evolve as President Biden formally announced his long-awaited $2 trillion infrastructure program to underpin and accelerate the U.S. recovery while also encompassing more strategic goals.

U.S. equity markets proceeded to deliver another quarter of gains from April through June 2021, drawing strength from an impressive slate of U.S. economic data, robust corporate earnings and further evidence that vaccination programs were paving the way for a full reopening of economies. Investors shifted focus back to growth over value without abandoning their renewed appreciation for company fundamentals. The inflation debate remained a highprofile and contentious issue, with a series of elevated data points prompting many to question the narrative that this phase would be transitory. The inextricable linkage between interest rates and the direction of monetary policy further affected investor sentiment. Significantly, the two brief bouts of equity market weakness experienced during the review period, first at the start of May, and then toward the end of the quarter, were both prompted by the airing of more hawkish commentary from U.S. Treasury Secretary Janet Yellen, later echoed by some of her former colleagues at the Federal Reserve (Fed). Against this backdrop, markets saw a retracement in longer-dated government bond yields, which had climbed sharply higher in the first quarter. This downward move was exacerbated in late June by Fed members’ comments, which caused investors to discount a weaker outlook for medium-term growth.

Selections in a Few Sectors Lag

The fund generally participated in the market’s gains, with returns bolstered by stock selection among industrials, health care and information technology. In the industrial sector, shares in agricultural equipment maker Deere & Co. rose along with growing demand from the recovering economy. In health care, the fund held relatively little exposure to the lagging pharmaceutical industry, but maintained overweight exposure to drug maker Eli Lilly & Co., which saw shares climb after the U.S. Food and Drug Administration granted Breakthrough Therapy designation for rival Biogen's treatment for Alzheimer's disease. In information technology, the fund focused on companies with records of strong business execution, seeing robust returns from investments in payment processing companies, such as PayPal Holdings, and software companies, such as Adobe Systems, CrowdStrike Holdings, Intuit and Microsoft. Relative performance also benefited from the fund’s underweight allocation to more defensive areas of the market, including the consumer discretionary and consumer staples sectors, in favor of areas more leveraged to the improving economic environment.

On the negative side, relative performance was undermined by weak stock selection in the consumer discretionary, energy and real estate sectors. Notable disappointments among consumer discretionary holdings included shares in online retailing giant Amazon.com, which remained range bound during the reporting period as the company grew into its valuation after a long stretch of strong performance; resort and casino company Las Vegas

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Sands, which suffered due the company’s heavy exposure to China where growth slowed; and travel services provider Booking Holdings, which was hurt by the company’s exposure to Europe where COVID-19 lockdowns persisted. In the energy sector, the fund emphasized high-quality, financially solid companies at a time when the market favored more highly leveraged companies positioned to benefit more quickly from rising oil prices. Similarly, in real estate, the fund focused on long-term growth areas, such as wireless towers and data centers, while the market favored more economically sensitive areas that had been depressed by the pandemic, such as retail and residential properties.

Maintaining a Positive Outlook in Anticipation of Additional Growth

As of the end of the reporting period, the fund held relatively overweight exposure to the information technology and industrial sectors, and mildly underweight exposure to the consumer discretionary sector, reflecting our view that secular economic growth is likely to continue even as cyclical growth wanes. The fund also held slightly underweight exposure to utilities and real estate in light of high valuations in those sectors.

We believe that, with the United Sates nearing peak levels of growth, corporate earnings expectations remain conservative, leaving room for additional market appreciation. In our opinion, supply-chain problems are likely to resolve over the coming months, and while rates may move modestly higher, we do not expect to see further steepening of the yield curve. Given these conditions, we have positioned the fund to focus on names leveraged to long-term, secular growth trends and on companies implementing internal changes to better position themselves for growth. We believe such investments are positioned to outperform regardless of the short-term state of the economic cycle.

July 15, 2021

`1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through April 30, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors,

to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others.

To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such pos itions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Equity Fund from January 1, 2021 to June 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.52	$9.65	$4.04	$3.93
Ending value (after expenses)	$1,142.10	$1,137.50	$1,143.80	$1,143.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.21	$9.10	$3.81	$3.71
Ending value (after expenses)	$1,019.64	$1,015.77	$1,021.03	$1,021.12
†

Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.82% for Class C, .76% for Class I and .74% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - 1.1%
General Motors	165,627	[a]	9,800,150
Banks - 4.0%
Bank of America	232,004		9,565,525
JPMorgan Chase & Co.	113,004		17,576,642
Truist Financial	167,456		9,293,808
			36,435,975
Capital Goods - 7.9%
Deere & Co.	31,637		11,158,686
Eaton	85,029		12,599,597
Honeywell International	56,094		12,304,219
Illinois Tool Works	49,738		11,119,427
Raytheon Technologies	128,739		10,982,724
Trane Technologies	70,547		12,990,525
			71,155,178
Consumer Durables & Apparel - 1.2%
NIKE, Cl. B	67,653		10,451,712
Consumer Services - 1.0%
Booking Holdings	4,301	[a]	9,410,975
Diversified Financials - 5.7%
Ameriprise Financial	28,705		7,144,101
CME Group	46,335		9,854,528
S&P Global	31,213		12,811,376
Synchrony Financial	267,140		12,961,633
Voya Financial	139,076		8,553,174
			51,324,812
Energy - 3.4%
Chevron	105,437		11,043,471
Pioneer Natural Resources	67,913		11,037,221
Valero Energy	109,305		8,534,534
			30,615,226
Food & Staples Retailing - .9%
Costco Wholesale	20,318		8,039,223
Food, Beverage & Tobacco - 2.9%
Mondelez International, Cl. A	95,625		5,970,825
Philip Morris International	102,150		10,124,087
The Coca-Cola Company	182,406		9,869,989
			25,964,901
Health Care Equipment & Services - 8.9%
Abbott Laboratories	44,300		5,135,699
Boston Scientific	281,009	[a]	12,015,945
Centene	115,607	[a]	8,431,219

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Health Care Equipment & Services - 8.9% (continued)
CVS Health	84,331		7,036,579
Danaher	42,967		11,530,624
Medtronic	123,386		15,315,904
UnitedHealth Group	51,684		20,696,341
			80,162,311
Household & Personal Products - 1.5%
The Estee Lauder Companies, Cl. A	28,867		9,182,015
The Procter & Gamble Company	35,399		4,776,387
			13,958,402
Insurance - 1.4%
American International Group	261,872		12,465,107
Materials - 2.8%
Air Products & Chemicals	39,146		11,261,521
Celanese	66,401		10,066,392
FMC	37,851		4,095,478
			25,423,391
Media & Entertainment - 10.8%
Alphabet, Cl. A	13,450	[a]	32,842,076
Charter Communications, Cl. A	4,826	[a]	3,481,718
Comcast, Cl. A	196,902		11,227,352
Facebook, Cl. A	82,525	[a]	28,694,768
Live Nation Entertainment	44,558	[a]	3,902,835
Netflix	21,923	[a]	11,579,948
The Walt Disney Company	30,560	[a]	5,371,531
			97,100,228
Pharmaceuticals Biotechnology & Life Sciences - 4.0%
AbbVie	114,227		12,866,529
Bristol-Myers Squibb	84,335		5,635,265
Eli Lilly & Co.	25,225		5,789,642
Horizon Therapeutics	61,420	[a]	5,751,369
Thermo Fisher Scientific	12,249		6,179,253
			36,222,058
Real Estate - 2.1%
American Tower	19,906	[b]	5,377,407
Equinix	5,569	[b]	4,469,679
Simon Property Group	69,317	[b]	9,044,482
			18,891,568
Retailing - 6.5%
Amazon.com	12,306	[a]	42,334,609
The Home Depot	50,426		16,080,347
			58,414,956
Semiconductors & Semiconductor Equipment - 8.4%
Advanced Micro Devices	103,624	[a]	9,733,402

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Semiconductors & Semiconductor Equipment - 8.4% (continued)
KLA	35,330		11,454,339
Micron Technology	224,334	[a]	19,063,903
NVIDIA	19,152		15,323,515
Skyworks Solutions	30,365		5,822,489
Texas Instruments	74,195		14,267,699
			75,665,347
Software & Services - 17.3%
Adobe	20,524	[a]	12,019,676
Atlassian, Cl. A	38,700	[a]	9,940,482
Crowdstrike Holdings, CI. A	35,016	[a]	8,799,871
Intuit	13,671		6,701,114
Microsoft	193,159		52,326,773
PayPal Holdings	65,557	[a]	19,108,554
salesforce.com	17,848	[a]	4,359,731
Square, Cl. A	38,409	[a]	9,364,114
The Trade Desk, Cl. A	151,940	[a]	11,754,078
Visa, Cl. A	93,589		21,882,980
			156,257,373
Technology Hardware & Equipment - 4.2%
Apple	251,696		34,472,284
Lumentum Holdings	45,919	[a]	3,766,736
			38,239,020
Telecommunication Services - .5%
T-Mobile US	33,021	[a]	4,782,432
Transportation - 1.3%
CSX	351,924		11,289,722
Utilities - 1.8%
Exelon	137,591		6,096,657
NextEra Energy	54,940		4,026,003
Sempra Energy	45,142		5,980,412
			16,103,072
Total Common Stocks (cost $468,206,516)			898,173,139

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,650,336)	0.05	1,650,336	[c]	1,650,336
Total Investments (cost $469,856,852)		99.8%		899,823,475
Cash and Receivables (Net)		.2%		1,400,729
Net Assets		100.0%		901,224,204

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	30.0
Health Care	12.9
Communication Services	11.3
Financials	11.1
Consumer Discretionary	9.8
Industrials	9.1
Consumer Staples	5.3
Energy	3.4
Materials	2.8
Real Estate	2.1
Utilities	1.8
Investment Companies	.2
99.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/20 ($)	Purchases ($)†	Sales ($)	Value 6/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,051,796	40,599,919	(40,001,379)	1,650,336.2		765
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	9,310,597	(9,310,597)	-	-	3,904††
Total	1,051,796	49,910,516	(49,311,976)	1,650,336.2		4,669

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	468,206,516	898,173,139
Affiliated issuers	1,650,336	1,650,336
Receivable for shares of Common Stock subscribed		1,610,977
Dividends receivable		608,685
Prepaid expenses		28,971
		902,072,108
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		535,483
Cash overdraft due to Custodian		42,032
Payable for shares of Common Stock redeemed		219,047
Directors’ fees and expenses payable		3,444
Interest payable—Note 2		507
Other accrued expenses		47,391
		847,904
Net Assets ($)		901,224,204
Composition of Net Assets ($):
Paid-in capital		399,822,691
Total distributable earnings (loss)		501,401,513
Net Assets ($)		901,224,204

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	26,232,953	1,355,530	100,279,189	773,356,532
Shares Outstanding	951,893	49,215	3,388,758	26,183,791
Net Asset Value Per Share ($)	27.56	27.54	29.59	29.54

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,528,187
Affiliated issuers	765
Income from securities lending—Note 1(b)	3,904
Total Income	5,532,856
Expenses:
Management fee—Note 3(a)	3,022,915
Professional fees	51,913
Shareholder servicing costs—Note 3(c)	51,596
Registration fees	34,903
Directors’ fees and expenses—Note 3(d)	24,883
Loan commitment fees—Note 2	12,204
Prospectus and shareholders’ reports	11,480
Custodian fees—Note 3(c)	10,995
Chief Compliance Officer fees—Note 3(c)	7,862
Distribution fees—Note 3(b)	5,144
Interest expense—Note 2	2,819
Miscellaneous	15,430
Total Expenses	3,252,144
Investment Income—Net	2,280,712
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	73,346,842
Net change in unrealized appreciation (depreciation) on investments	41,339,396
Net Realized and Unrealized Gain (Loss) on Investments	114,686,238
Net Increase in Net Assets Resulting from Operations	116,966,950

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations ($):
Investment income—net	2,280,712	5,886,153
Net realized gain (loss) on investments	73,346,842	15,175,806
Net change in unrealized appreciation (depreciation) on investments	41,339,396	142,088,456
Net Increase (Decrease) in Net Assets Resulting from Operations	116,966,950	163,150,415
Distributions ($):
Distributions to shareholders:
Class A	(175,933)	(561,393)
Class C	(10,193)	(26,844)
Class I	(645,796)	(2,647,239)
Class Y	(5,242,597)	(25,953,889)
Total Distributions	(6,074,519)	(29,189,365)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,921,847	1,623,273
Class C	860	65,626
Class I	12,884,456	21,944,611
Class Y	45,372,136	126,085,067
Net assets received in connection with reorganization—Note 1	-	67,370,714
Distributions reinvested:
Class A	157,372	500,686
Class C	10,053	24,598
Class I	597,545	2,373,268
Class Y	2,459,561	10,682,615
Cost of shares redeemed:
Class A	(2,602,762)	(3,846,226)
Class C	(256,708)	(659,224)
Class I	(14,224,629)	(32,169,141)
Class Y	(106,771,002)	(127,721,193)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(60,451,271)	66,274,674
Total Increase (Decrease) in Net Assets	50,441,160	200,235,724
Net Assets ($):
Beginning of Period	850,783,044	650,547,320
End of Period	901,224,204	850,783,044

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	74,369	77,718
Shares issued in connection with reorganization—Note 1	-	820,531
Shares issued for distributions reinvested	6,238	22,282
Shares redeemed	(102,739)	(178,080)
Net Increase (Decrease) in Shares Outstanding	(22,132)	742,451
Class Ca
Shares sold	33	3,107
Shares issued in connection with reorganization—Note 1	-	72,578
Shares issued for distributions reinvested	398	1,072
Shares redeemed	(10,049)	(29,911)
Net Increase (Decrease) in Shares Outstanding	(9,618)	46,846
Class Ib
Shares sold	467,571	959,531
Shares issued in connection with reorganization—Note 1	-	1,201,907
Shares issued for distributions reinvested	22,074	106,025
Shares redeemed	(512,291)	(1,477,554)
Net Increase (Decrease) in Shares Outstanding	(22,646)	789,909
Class Yb
Shares sold	1,648,172	6,010,702
Shares issued in connection with reorganization—Note 1	-	929,915
Shares issued for distributions reinvested	91,027	507,868
Shares redeemed	(3,881,677)	(5,920,598)
Net Increase (Decrease) in Shares Outstanding	(2,142,478)	1,527,887

[a]

During the period ended June 30, 2021, 248 Class C shares representing $6,144 were automatically converted to 249 Class A shares and during the period ended December 31, 2020, 52 Class C shares representing $833 were automatically converted to 52 Class A shares.

[b]

During the period ended June 30, 2021, 381,694 Class Y shares representing $10,457,399 were exchanged for 381,038 Class I shares and during the period ended December 31, 2020, 920,180 Class Y shares representing $21,007,547 were exchanged for 918,847 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2021	Year Ended December 31,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	24.31	20.60	16.72	20.43	17.06	15.67
Investment Operations:
Investment income—net[a]	.03	.10	.12	.08	.10	.11
Net realized and unrealized gain (loss) on investments	3.41	4.51	4.73	(1.20)	4.07	1.61
Total from Investment Operations	3.44	4.61	4.85	(1.12)	4.17	1.72
Distributions:
Dividends from investment income—net	-	(.14)	(.14)	(.08)	(.10)	(.12)
Dividends from net realized gain on investments	(.19)	(.76)	(.83)	(2.51)	(.70)	(.21)
Total Distributions	(.19)	(.90)	(.97)	(2.59)	(.80)	(.33)
Net asset value, end of period	27.56	24.31	20.60	16.72	20.43	17.06
Total Return (%)[b]	14.21[c]	23.38	29.30	(5.78)	24.55	10.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[d]	1.07	1.09	1.08	1.10	1.11
Ratio of net expenses to average net assets	1.04[d]	1.07	1.09	1.08	1.09	1.10
Ratio of net investment income to average net assets	.24[d]	.50	.64	.39	.52	.72
Portfolio Turnover Rate	17.67[c]	30.72	50.52	56.74	39.19	46.42
Net Assets, end of period ($ x 1,000)	26,233	23,680	4,769	3,866	4,220	3,204

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2021	Year Ended December 31,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	24.39	20.73	16.85	20.66	17.28	15.89
Investment Operations:
Investment (loss)—net[a]	(.07)	(.07)	(.03)	(.09)	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	3.41	4.51	4.74	(1.21)	4.12	1.61
Total from Investment Operations	3.34	4.44	4.71	(1.30)	4.08	1.60
Distributions:
Dividends from investment income—net	-	(.02)	-	-	-	-
Dividends from net realized gain on investments	(.19)	(.76)	(.83)	(2.51)	(.70)	(.21)
Total Distributions	(.19)	(.78)	(.83)	(2.51)	(.70)	(.21)
Net asset value, end of period	27.54	24.39	20.73	16.85	20.66	17.28
Total Return (%)[b]	13.75[c]	22.41	28.30	(6.65)	23.71	10.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82[d]	1.96	2.11	2.05	1.98	1.95
Ratio of net expenses to average net assets	1.82[d]	1.90	1.90	1.90	1.84	1.86
Ratio of net investment (loss) to average net assets	(.54)[d]	(.34)	(.18)	(.42)	(.23)	(.05)
Portfolio Turnover Rate	17.67[c]	30.72	50.52	56.74	39.19	46.42
Net Assets, end of period ($ x 1,000)	1,356	1,435	248	212	227	449

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2021	Year Ended December 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	26.05	21.96	17.78	21.57	17.96	16.48
Investment Operations:
Investment income—net[a]	.07	.18	.19	.16	.16	.18
Net realized and unrealized gain (loss) on investments	3.66	4.84	5.03	(1.29)	4.30	1.68
Total from Investment Operations	3.73	5.02	5.22	(1.13)	4.46	1.86
Distributions:
Dividends from investment income—net	(.00)[b]	(.17)	(.21)	(.15)	(.15)	(.17)
Dividends from net realized gain on investments	(.19)	(.76)	(.83)	(2.51)	(.70)	(.21)
Total Distributions	(.19)	(.93)	(1.04)	(2.66)	(.85)	(.38)
Net asset value, end of period	29.59	26.05	21.96	17.78	21.57	17.96
Total Return (%)	14.38[c]	23.83	29.66	(5.54)	24.95	11.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76[d]	.78	.78	.78	.79	.76
Ratio of net expenses to average net assets	.76[d]	.78	.78	.78	.79	.76
Ratio of net investment income to average net assets	.52[d]	.83	.95	.71	.82	1.17
Portfolio Turnover Rate	17.67[c]	30.72	50.52	56.74	39.19	46.42
Net Assets, end of period ($ x 1,000)	100,279	88,881	57,581	48,988	49,475	38,922

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2021	Year Ended December 31,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	26.01	21.94	17.76	21.56	17.95	16.48
Investment Operations:
Investment income—net[a]	.07	.19	.20	.16	.17	.17
Net realized and unrealized gain (loss) on investments	3.66	4.82	5.03	(1.29)	4.31	1.69
Total from Investment Operations	3.73	5.01	5.23	(1.13)	4.48	1.86
Distributions:
Dividends from investment income—net	(.01)	(.18)	(.22)	(.16)	(.17)	(.18)
Dividends from net realized gain on investments	(.19)	(.76)	(.83)	(2.51)	(.70)	(.21)
Total Distributions	(.20)	(.94)	(1.05)	(2.67)	(.87)	(.39)
Net asset value, end of period	29.54	26.01	21.94	17.76	21.56	17.95
Total Return (%)	14.39[b]	23.83	29.78	(5.55)	25.04	11.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74[c]	.75	.75	.74	.76	.76
Ratio of net expenses to average net assets	.74[c]	.75	.75	.74	.76	.76
Ratio of net investment income to average net assets	.54[c]	.86	.98	.73	.85	1.02
Portfolio Turnover Rate	17.67[b]	30.72	50.52	56.74	39.19	46.42
Net Assets, end of period ($ x 1,000)	773,357	736,787	587,949	497,063	551,954	446,567

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on July 31, 2020, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Directors (the “Board”), all of the assets, subject to the liabilities, of BNY Mellon Large Cap Growth Fund were transferred to the fund in a tax free exchange at cost basis for Common Stock of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of BNY Mellon Large Cap Growth Fund’s Class A, Class C, Class I and Class Y shares received Class A, Class C, Class I and Class Y shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in BNY Mellon Large Cap Growth Fund’s Class A, Class C, Class I and Class Y shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on July 31, 2020, after the reorganization was $21.23 for Class A, $21.27 for Class C, $22.72 for Class I and $22.69 for Class Y, and a total of 820,531 Class A, 72,578 Class C, 1,201,907 Class I and 929,915 Class Y shares were issued to shareholders of BNY Mellon Large Cap Growth Fund’s Class A, Class C and Class I shares, respectively in the exchange.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	898,173,139	-	-	898,173,139
Investment Companies	1,650,336	-	-	1,650,336

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2021, The Bank of New York Mellon earned $532 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2020 was as follows: ordinary income $5,866,010 and long-term capital gains $23,323,355. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2―Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2021 was approximately $460,221 with a related weighted average annualized interest rate of 1.24%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2021 through April 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after April 30, 2022 the Adviser may terminate this expense limitation at any time. During the period ended June 30, 2021, there were no reduction in expense pursuant to undertaking.

During the period ended June 30, 2021, the Distributor retained $1,548 from commissions earned on sales of the fund’s Class A shares and $4 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended June 30, 2021, Class C shares were charged $5,144 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2021, Class A and Class C shares were charged $30,246 and $1,715, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2021, the fund was charged $8,983 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2021, the fund was charged $10,995 pursuant to the custody agreement.

During the period ended June 30, 2021, the fund was charged $7,862 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $509,496, Distribution Plan fees of $827, Shareholder Services Plan fees of $5,568, custodian fees of $7,500, Chief Compliance Officer fees of $7,862 and transfer agency fees of $4,230.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4―Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2021, amounted to $152,320,438 and $213,566,085, respectively.

At June 30, 2021, accumulated net unrealized appreciation on investments was $429,966,623, consisting of $431,539,303 gross unrealized appreciation and $1,572,680 gross unrealized depreciation.

At June 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional large-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional large-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (ranking highest in the Performance Group for the five-year period and in the first quartile of the Performance Universe for all periods). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until April 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Large Cap Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6535SA0621

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: August 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: August 20, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: August 20, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)